Exhibit 99.1

Media Contact:

McCall Butler

Office: 917-209-5792

E-mail: mb8191@att.com

AT&T INC. ANNOUNCES THE REFERENCE UST SECURITY

YIELD FOR ITS EXCHANGE OFFERS AND PRICING TERMS WITH

RESPECT TO POOL 3 OFFER

Dallas, Tex., November 29, 2012 – AT&T Inc. (NYSE: T; and “AT&T”) today announced (i) the reference UST security yield for its private offer to exchange (the “Pool 1 Offer”) the three series of notes described in the table below (the “Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2042 (the “New 2042 Notes”) and cash:

Title of Security	Issuer	Consideration Exchanged For
7.12% Debentures due 2097	BellSouth Corporation(1)	New 2042 Notes and cash
7.0% Notes due 2095	BellSouth Telecommunications, LLC(2)	New 2042 Notes and cash
6.65% Zero-to-Full Debentures due 2095	BellSouth Telecommunications, LLC(2)	New 2042 Notes and cash

(1)	The 7.12% Debentures due 2097 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation.
(2)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.

(ii) the reference UST security yield for its private offer to exchange (the “Pool 2 Offer”) the four series of notes described in the table below (the “Pool 2 Notes”) for a new series of AT&T’s senior notes to be due in 2045 (the “New 2045 Notes” and, together with the New 2042 Notes, the “New Notes”) and cash:

Title of Security	Issuer	Consideration Exchanged For
7.875% Notes, due 2030	BellSouth Corporation(1)	New 2045 Notes and cash
6.875% Notes, due 2031	BellSouth Corporation	New 2045 Notes and cash
6.550% Notes, due 2034	BellSouth Corporation	New 2045 Notes and cash
6.00% Notes, due 2034	BellSouth Corporation	New 2045 Notes and cash

(1)	The 7.875% Notes were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation.

and (iii) pricing terms with respect to its private offer to exchange (the “Pool 3 Offer”, and together with the Pool 1 Offer and the Pool 2 Offer, the “Exchange Offers”) the ten series of notes described in the table below (the “Pool 3 Notes”, and together with the Pool 1 Notes and the Pool 2 Notes, the “Old Notes”) for New Notes identified in the chart below and, as applicable, cash, as set forth in the table below. The aggregate principal amount of Pool 3 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the below table.

Title of Security	Issuer	Consideration Exchanged For	Acceptance Priority Level
6.450% Global Notes due 2034	AT&T Inc.	New 2045 Notes	1
6.150% Global Notes due 2034	AT&T Inc.	New 2045 Notes	2
8.00% Notes, due 2031	AT&T Corp.(1)	New 2042 Notes	3
8.750% Notes, due 2031	New Cingular Wireless Services, Inc.(2)	New 2042 Notes	4
7.125% Senior Notes, due 2031	AT&T Mobility LLC(3)	New 2042 Notes	5
6.800% Notes, due 2036	AT&T Inc.	New 2045 Notes and cash	6
6.40% Global Notes due 2038	AT&T Inc.	New 2045 Notes and cash	7
6.500% Global Notes due 2037	AT&T Inc.	New 2042 Notes and cash	8
6.30% Global Notes due 2038	AT&T Inc.	New 2042 Notes and cash	9
6.550% Global Notes due 2039	AT&T Inc.	New 2045 Notes and cash	10

(1)	The 8.00% Notes due 2031 were issued by AT&T Corp. and are fully, unconditionally and irrevocably guaranteed by AT&T.
(2)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(3)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

For each $1,000 principal amount of Pool 3 Notes tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on November 29, 2012 (the “Early Participation Date”) and accepted by AT&T, the following table sets forth the Total Consideration, the yield, the principal amount of the applicable series of New Notes, as priced below, and the amount of cash:

Title of Security	Issuer	Total Consideration(1)	Yield(2)	Principal Amount of New Notes	Series of New Notes	Cash Payment
6.450% Global Notes due 2034	AT&T Inc.	$1,314.09	4.214%	$1,315.00	New 2045 Notes	$0.00
6.150% Global Notes due 2034	AT&T Inc.	$1,273.82	4.214%	$1,274.70	New 2045 Notes	$0.00
8.00% Notes, due 2031	AT&T Corp.	$1,556.68	3.834%	$1,570.80	New 2042 Notes	$0.00
8.750% Notes, due 2031	New Cingular Wireless Services, Inc.	$1,667.55	3.684%	$1,682.68	New 2042 Notes	$0.00
7.125% Senior Notes, due 2031	AT&T Mobility LLC	$1,441.12	3.834%	$1,454.19	New 2042 Note	$0.00
6.800% Notes, due 2036	AT&T Inc.	$1,382.45	4.214%	$1,058.10	New 2045 Notes	$325.08
6.40% Global Notes due 2038	AT&T Inc.	$1,335.11	4.234%	$1,051.00	New 2045 Notes	$284.84
6.500% Global Notes due 2037	AT&T Inc.	$1,345.02	4.234%	$1,078.70	New 2042 Notes	$276.02
6.30% Global Notes due 2038	AT&T Inc.	$1,317.28	4.234%	$1,057.09	New 2042 Notes	$269.69
6.550% Global Notes due 2039	AT&T Inc.	$1,364.13	4.234%	$1,091.78	New 2045 Notes	$273.10

(1)	The Total Consideration for each series of Pool 3 Notes includes an Early Participation Payment of $50.00 per $1,000 principal amount of Old Notes Tendered and accepted.
(2)	Reflects the bid-side yield on the reference UST security (2.750% U.S. Treasury Notes due August 15, 2042) calculated in accordance with the procedures set forth in the Offering Memorandum.

Eligible Holders who tender their Pool 3 Notes after the Early Participation Date will receive, for each $1,000 principal amount of such Pool 3 Notes tendered, an amount reflecting the applicable Total Consideration less the Early Participation Payment of $50.00 as specified in the Offering Memorandum, dated November 15, 2012 (the “Offering Memorandum”) and the related letter of transmittal. Tendered Pool 3 Notes will be subject to the acceptance priority levels set forth in the Offering Memorandum.

The bid-side yield on the reference UST security for each of the Pool 1 Notes and the Pool 2 Notes, the 2.750% U.S. Treasury Notes due August 15, 2042, as of the Pricing Time, calculated in accordance with the procedures set forth in the Offering Memorandum, was 2.784%. Pricing terms, including the Total Consideration, with respect to the Pool 1 Offer and the Pool 2 Offer will be announced after the final expiration date of the offers pursuant to the terms set forth in the Offering Memorandum and the related letter of transmittal. For each $1,000 principal amount of Pool 1 Notes or Pool 2 Notes tendered (and not validly withdrawn) prior to the Early Participation Date and accepted by AT&T, holders will receive the Total Consideration as calculated pursuant to the terms set forth in the Offering Memorandum. Eligible Holders who tender their Pool 1 Notes or Pool 2 Notes after the Early Participation Date will receive, for each $1,000 principal amount of such Pool 1 Notes or Pool 2 Notes tendered, an amount reflecting the applicable Total Consideration less the Early Participation Payment of $50.00 as specified in the Offering Memorandum and related letter of transmittal.

The interest rate on the New 2042 Notes will be 4.30%, and the interest rate on the New 2045 Notes will be 4.35%. The yield on the New 2042 Notes will be 4.354% and the New Issue Price of the New 2042 Notes will be $99.101, which has been determined by reference to the bid-side yield on the designated benchmark security, the 2.750% U.S. Treasury Notes due August 15, 2042, as of the Pricing Time, which was 2.784%. The yield on the New 2045 Notes will be 4.354% and the New Issue Price of the New 2045 Notes will be $99.931, which has been determined by reference to the bid-side yield on the designated benchmark security, the 2.750% U.S. Treasury Notes due August 15, 2042, as of the Pricing Time, which was 2.784%.

For each $1,000 principal amount of Old Notes tendered (and not validly withdrawn) and accepted by AT&T, Eligible Holders of such Old Notes will receive a cash payment as set forth in the following table for accrued and unpaid interest on the applicable series of Old Notes up to but not including the settlement date as well as a cash payment for amounts due in lieu of fractional amounts of New Notes:

Title of Security	Issuer	Accrued and Unpaid Interest
7.12% Debentures due 2097	BellSouth Corporation	$30.06

7.0% Notes due 2095	BellSouth Telecommunications, LLC(2)	$3.11

6.65% Zero-to-Full Debentures due 2095	BellSouth Telecommunications, LLC(2)	$0.00

7.875% Notes, due 2030	BellSouth Corporation(1)	$26.69

6.875% Notes, due 2031	BellSouth Corporation	$11.84

6.550% Notes, due 2034	BellSouth Corporation	$0.36

6.00% Notes, due 2034	BellSouth Corporation	$5.33

6.450% Global Notes due 2034	AT&T Inc.	$0.36

6.150% Global Notes due 2034	AT&T Inc.	$15.72

8.00% Notes, due 2031	AT&T Corp.	$7.11

8.750% Notes, due 2031	New Cingular Wireless Services, Inc.	$25.76

7.125% Senior Notes, due 2031	AT&T Mobility LLC(3)	$0.40

6.800% Notes, due 2036	AT&T Inc.	$6.04

6.40% Global Notes due 2038	AT&T Inc.	$5.69

6.500% Global Notes due 2037	AT&T Inc.	$19.14

6.30% Global Notes due 2038	AT&T Inc.	$26.60

6.550% Global Notes due 2039	AT&T Inc.	$22.20

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal. Unless indicated otherwise, defined terms herein shall have the same meaning as those in the Offering Memorandum. The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Old Notes who has certified its status as either (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act and who is a “Qualified Investor” as defined under the Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amendment Directive, to the extent implemented in the relevant member state) and the Luxembourg Prospectus Law (each, an “Eligible Holder”).

The Exchange Offers will expire at 11:59 p.m., New York City time, on December 13, 2012, unless extended or earlier terminated by AT&T. Tenders of Old Notes submitted in the Exchange Offers prior to 5:00 p.m. New York City time on November 29, 2012, subject to any extension by AT&T (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but such tenders will be irrevocable thereafter, except in certain limited circumstances where additional withdrawal rights are required by law. Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (800) 488-8095 (toll-free), (212) 269-5550 (collect) or via email at ATT@dfking.com.

###

FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.